Exhibit 99.1

 • Now, I would like to give you a brief overview of SB Financial Group and our operating results for this past year. • I am very pleased to report we achieved a 1.29% return on average assets, or a 1.1% return, before a one-time “deferred tax liability” adjustment of $1.7 million, as a result of the tax reform enacted late last year. • As you may recall, we began our transformation in 2011, ranking at just the 20th percentile among our 65-bank peer group with aspirations of top-quartile performance; • We achieved that “top-quartile” performance at the 88th percentile in 2015 and set our sights on “top-decile” performance. • In 2016, we achieved that higher goal with performance at the 92nd percentile. (^) • This past year-end, we delivered our highest ranking ever by becoming one of the top-five performers in our peer group, or the 94th percentile; • It was our strongest performance in 14 years! • Our attitude of “persistent dissatisfaction” keeps us focused and striving for excellence. BUSINESS OVERVIEW Building a high - performance company

 • But first, our safe harbor statement that requires all potential investors in SB Financial to perform appropriate due diligence. SAFE HARBOR STATEMENT Certain statements within this document, which are not statements of historical fact, constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward - looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking, insurance and mortgage industries, competitive factors specific to markets in which SB Financial Group and its subsidiaries operate, future interest rate levels, legislative and regulatory actions, capital market conditions, general economic conditi ons , geopolitical events, the loss of key personnel and other factors. Additional factors that could cause results to differ from those described above can be found in the Company’s Annual Report on Form 10 - K and documents subsequently filed by SB Financial Group with the Securities and Exchange Commission. Forward - looking statements speak only as of the date on which they are made, and SB Financial Group undertakes no obligation to update any forward - looking statement to reflect events or circumstances after the date on which the statement is made except as required by law. All subsequent written and oral forward - looking statements attributable to SB Financial Group or any person acting on its behalf are qualified by these cautionary statements. 2 SB FINANCIAL GROUP , INC.

 • Our Vision continues toward a goal of “high-Performance” at a rank of something greater than the 90th percentile in our peer group. • Now that we have delivered this key “performance metric” at the 94th percentile, we continue our journey toward the goal to achieve $1 Billion in total assets and be included as one of the 2000, small-cap-stocks in the U.S. that comprises the coveted Russell 2000. • So, everything we do at SB Financial is bound by this Vision; • Critical to this vision are the commitments to each of our stakeholders; that includes competitive returns for our shareholders, meaningful careers for our staff, market driven products and services for our clients, and promoting an “attitude of gratitude” in the communities that we serve. COMMITMENT TO S TAKEHOLDERS PASSION FOR SERVICE Our Vision over the next three years is to become a $1 Billion, Russell 2000, high - performing ( > 90th percentile), independent financial services company set apart by our staff and their passion for service, our holistic approach to client care, and our commitment to the communities and investors we serve. HOLISTIC APPROACH 3 OUR VISION SB FINANCIAL GROUP , INC.

 • Our footprint continues to expand, now with 20 full-service offices, 24 ATMs, and six Loan Production Offices across Ohio, Indiana and Michigan. • As of year end, our market capitalization, including our preferred stock, stood at $115 Million. When you include our recent $30 million, 1.7 million common-share, capital raise we completed the first quarter of 2018, our total market capitalization borders the $150 Million mark and in close proximity to the levels required for us to participate in the Russell 2000. • Interestingly, our most recent capital raise included 15 new institutional investors across the U.S., representing an investment of approximately $29 million, or 1.6 million shares, and increased our institutional ownership from 29% currently, to an industry median level of nearly 40%. (^) • Said differently, our $150 million market capitalization now represents an improvement of over $138 million from 2011. • Unlike past years, our footprint does not include Diverse Computer Marketers or, “DCM,” our Item Processing and Statement Production operation in Lansing, Michigan, as we divested of it January 1 of this year. • The sale of this “non-core” business line was a great fit for the new owner, our 20 clients and our loyal staff. • We wish each of them continued success. • NASDAQ: SBFG • Defiance, Ohio - Headquarters Since 1902 • Corporate Staff Members - 250 • Average Daily Volume for 2017 - 6,400 • Institutional Ownership: 29% • Market Cap: $115.4 million ($18.49/share 12/31/2017) • 4.8 Million Common Shares; 1.5 Million shares of SBFGP CORPORATE OVERVIEW 4 SB FINANCIAL GROUP , INC.

 • Aspiring, high-performing financial institutions like SB Financial require a flatter, more effective managerial structure to deliver operational efficiency. • (---)With the recent divestiture of DCM I just mentioned, our organization continues to include a small staff at the holding company level and seasoned, knowledgeable, market executives in all regions driving organic balance sheet growth; • In fact, with an average portfolio size of just $32 million per lender, the marginal revenue on our next $200 million in loan growth and marginal cost on the deposits to fund it, are very favorable. • With 100% of our attention now on our banking franchise, we are much better positioned to grow our core business lines and leverage our strong community bank brand. OUR ORGANIZATION & LEADERSHIP REGIONAL /COMMERCIAL LEADERSHIP • Jon Gathman, EVP and Senior Lender • David Homoelle – Regional President, Columbus • John Kendzel – Regional President, Toledo • Mark Cassin – SVP Regional Executive, BG • Mi ke Epps – SVP Regional Executive, Findlay • Andy Farley – SVP Regional Executive, Lima • Kent Maggard – SVP Regional Executive, Fort Wayne • Tyson Moss – SVP – Regional Executive, Fulton/Williams SB FINANCIAL GROUP 15 CORPORATE LEADERSHIP • Mark Klein – Ch airman, President and CEO • Tony Cosentino – EVP and CFO • Keeta Diller – SVP, Corporate Secretary (Dir. of Operations – State Bank) * As of January 1, 2018, SB Financial Group officially divested DCM. STATE BANK D CM * STATE BANK SB FINANCIAL GROUP , INC.

 • Supporting our market executives’ presence this past year continued to be our six, key business line leaders; that included… • Retail-by Laura Kline • Private Client Group-John Cates, • Mortgage Banking-Pam Benedict, Steve Watson, and Tony Konecny, • Wealth Management-Chris Jakyma, • Commercial Lending-Jon Gathman, • and SBA lending-Brandon Gerken. • Our vision of high-performance emerges when we combine this business-line leadership with broad market knowledge, deep client relationships, and superior client responsiveness in each region from our market executives. STATE BANK BUSINESS LINE LEADERS RETAIL BANKING COMMERCIAL • Chris Jakyma – EVP , C hief Wealth Management Officer • David Bell – EVP , Retirement Services Manager • Charles Cammock – SVP Retirement Specialist PRIVATE CLIENT GROUP • John Cates — VP – NW Ohio Region • Mickey Cooper – VP - Toledo • Jim Griest – VP – Fort Wayne • Sue West – VP – Columbus MORTGAGE BANKING • Pam Benedict – SVP , RRE Manager – NW Ohio/NE Indiana • Steve Watson – SVP , RRE Manager – Columbus • Tony Konecny – S VP , Findlay SBA Brandon Gerken – VP David Tedford – VP, BDO Mark Mediate – VP, BDO 16 WEALTH MANAGEMENT • Jon Gathman – EVP Senior Lender • Regional Executives • Laura Kline — S VP , Client Experience Officer • District Sales Managers SB FINANCIAL GROUP , INC.

 • The diverse slate of assets under our care continues to make SB Financial unique. • In addition to our $877 million balance sheet, we have built a mortgage servicing portfolio of nearly $1 Billion representing over 7,000 households while caring for another $437 million in wealth assets for our clients; • All in, over $2.3 Billion in assets under our care that delivered $11.1 million in net income. • (---) This pie chart represents the scope and diversity of the contribution of each business-line to net income in 2017; Residential Real Estate at 21%, Retail and Private Client at 38%, Commercial 30%, SBA 6%, and Wealth Management 5%. • Good diversity and great balance of revenue make for more consistent performance. UNIQUE QUALITIES 201 7 ASSETS UNDER MANAGEMENT $ 2.3 BILLION 17 COMPRISED OF: • $877 MM Commercial Bank • $995 MM Residential Sold Portfolio • $437 MM Wealth Management Retail/PCG $4.2 MM / 38% Commercial $3.3 MM / 30% Residential Real Estate $2.3 MM / 21% WM $0.5 MM/ 5% SBA $0.7 MM / 6% NET INCOME CONTRIBUTIONS 201 7 NET INCOME $ 11.1 MILLION SB FINANCIAL GROUP , INC.

 • These five key initiatives have enabled us to move our performance from the 20th percentile in 2011, to the 94th percentile; • They are: • Growing and diversifying our revenue streams; • Adding scale to the organization; (Broader Market base) • Driving greater Scope; (Broader product set in each household) • Delivering customized, client-defined levels of service; • And finally, building and driving a quality loan portfolio. Become a Top - Decil e, Independent Financial Services Company KEY INITIATIVES 18 Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

 • With the relentless pursuit of our key initiatives and Vision of high-performance, have come marked improvement in our profitability; • From 81 basis points in 2013, representing net income of $5.2 million, to 1.29% representing net income of $11.1 million. • The momentum revealed here has come from organic loan and deposit growth, stable margins, minimal loan charge-offs, and 2017 tax relief. RETURN ON AVERAGE ASSETS (ROAA) 0.00 0.25 0.50 0.75 1.00 1.25 1.50 2013 2014 2015 2016 2017 ROAA SBFG Peer Group Top Quartile* * Peer group consists of SNL 4Q 201 7 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 325 billion. 19 1.29% 94 rth Percentile SB FINANCIAL GROUP , INC.

 • Our Management and Board all agree that execution beats strategy everyday; • The execution of our key initiatives has delivered over $77 million in additional market cap from 2013, or a 200% improvement, to $115 million when you include our Preferred stock. • As I mentioned earlier(---), when you include our $30 million capital raise we completed the first quarter of 2018, our market cap climbs to nearly $150 million. $38 $61 $74 $102 $115 $150 $0 $20 $40 $60 $80 $100 $120 $140 $160 2013 2014 2015 2016 2017 1Q 2018 MARKET CAP($MM) 2013 2014 2015 2016 2017 1Q 2018 MARKET CAPITALIZATION SB FINANCIAL GROUP , INC.

 • So, what does the 94th percentile look like among our peer group? • (---)Start with 65-publically-traded banks in the U.S. between $500 million and $1.3 Billion that includes SB Financial; • (---)Take the top half (33 banks) performing at peer Median or better; • (---)Then, take a third of those that delivered a return on average assets at or above 1%; • (---)And finally, draw a line at the 90th percentile; and you only have six banks remaining at the top that included SB Financial in 5th place. • I must admit, the view is clearly better from the top! 21 90 th Percentile Peer Banks with an ROAA >1% Peer Banks Above Median Peer Banks – Assets between $.5B and $1.325B HIGH PERFORMANCE 6 Institutions (Including SBFG) 13 Institutions 33 Institutions 65 Institutions * Peer group consists of SNL 4Q 201 7 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 325 billion. SB FINANCIAL GROUP , INC.

 • Some of our key performance metrics this past year include: • (---)Net Income growth to $11.1 million for a 26% improvement over 2016; • (---)Loan growth of $52 Million or 8%; • (---)Deposit Growth of $57 Million or 8%; • (---)SBA Volume of $16 Million; • (---)And, Residential Real Estate production of $316 million with net mortgage banking revenue of $8 million. • While our organic balance sheet growth slowed a bit from 2016, it still represented performance at the 60th percentile among our peer banks. HIGH - LEVEL PERFORMANCE DRIVERS 22 2017 2016 SBA Volume $16 MM $8 MM $316 MM $383 MM Residential Volume Deposit Growth 8% 15 % Loan Growth 8% 16% 15% 26% Net Income growth 1.11% 1.29 % ROAA SB FINANCIAL GROUP , INC.

 • The first initiative I’d like to touch on is revenue diversity. Become a Top - Dec ile, Independent Financial Services Company KEY INITIATIVES 23 Sustain asset quality Expand product service utilization by new and existing customers Strengthen penetration in all markets served Deliver gains in operational excellence Increase profitability through ongoing diversification of revenue streams

 • This graph represents the growth and diversity of our revenue over the last five years. • Last year, we grew our total revenue to over $45 Million from organic balance sheet growth and margin expansion. • On the left is total revenue represented by the bar-graph; • Here, NET-Interest Margin is on the bottom in GREEN, and the various NON-Interest Income segments on top. • As you can see here, we expanded our net interest margin to over $28 Million by growing our asset base over $52 Million. This, plus the growth of lower-cost, core deposits by $37 million, provided the lift. (^) • We also delivered non-interest income of $17 Million through our fee-based business lines of Wealth Management, deposit services, and Mortgage and SBA Lending. • On the right, is net income represented by the line graph; as I mentioned the $11.1 million in net income was the highest in 14 years. • Our mix of revenue remains peer-leading. Approximately 60% of our revenue continues to comes from “net interest margin” on our $877 million balance sheet and 40% from fee-based business lines. INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 24 5.2 5.3 7.6 8.8 11.1 $0 $2 $4 $6 $8 $10 $12 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2013 2014 2015 2016 2017 NET INCOME (MIL) REVENUE (MIL) REVENUE/NET INCOME Net Interest Margin Wealth Management Service Charges Mortgage RDSI SBA Other Net Income $34.9 $33.8 $39.1 $43.7 $45.6

 • Mortgage banking continues to be a key gateway to the household for our company. • This past year, our 20 mortgage lending professionals delivered $316 million in loan volume and over $7 million in loan sale gains. • For 2017, our Northwest Ohio market delivered approximately 25% of the volume, the Columbus Region accounted for another 60% of the originations and our Findlay group claimed the balance, or 15%. • Our growth trend was constrained this past year a bit with marginally higher rates and limited housing inventory for sale; • That said, we continue the pursuit of our vision for this business line of generating over $500 million per year in volume by 2020. • Interestingly, of the 1,726 loans closed this past year, 94% represented new clients to State Bank. INCREASE PROFITABILITY $249 $220 $323 $383 $316 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 2013 2014 2015 2016 2017 MORTGAGE VOLUME (MIL) MORTGAGE GAIN ON SALE (MIL) MORTGAGE GAIN ON SALE/VOLUME NW Ohio Columbus Findlay Total $ Originations THROUGH DIVERSIFICATION OF REVENUE STREAMS 25

 • In an effort to drive net income to a higher level while achieving greater diversity in our revenue stream, we developed a more in-depth SBA lending strategy in 2014; we are pleased with our progress. • This past year, we generated nearly $16 million in loan volume, sold $11.6 million, and generated over $1.2 million in loan sale gains. • The success you see here in small business lending in 2017 has escalated us to a ranking of 283rd out of the nearly 2,000 banks in the U.S. that are active in SBA lending. • This business line provides earnings momentum and plays well into our strategy to diversify our revenue while enabling us to offer more lucrative terms to our clients by obtaining that coveted 75% government guarantee. INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 26 $3.3 $2.4 $7.5 $6.4 $11.6 $0 $2 $4 $6 $8 $10 $12 $14 $0.0 $0.2 $0.4 $0.6 $0.8 $1.0 $1.2 $1.4 2013 2014 2015 2016 2017 SOLD VOLUME (MIL) GAIN ON SALE (MIL) SBA GAIN ON SALE SBA Gains Loan Volume SBA Rank - U.S . 86 th percentile

 • Another source of non-interest income comes from managing wealth assets. • In 2017, we improved the level of total assets under our care to a new all-time high of $437 million. • With over 10,000 individuals turning 65 every day over the next 20 years, we intend to capitalize on our knowledge-base and expertise to leverage this key business line. • With new leadership in place, deeper bench strength, and a newer presence in higher-growth markets of Columbus, Findlay, and Ft. Wayne, we are well-positioned to continue expanding our client base. INCREASE PROFITABILITY THROUGH DIVERSIFICATION OF REVENUE STREAMS 27 $371 $331 $353 $378 $437 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2013 2014 2015 2016 2017 AUM in (MIL) WEALTH MANAGEMENT

 • Our second key initiative was to add Scale to our operation with organic growth. Strengthen penetration in all markets served Increase profitability through ongoing diversification of revenue streams Sustain asset quality Deliver gains in operational excellence Expand product service utilization by new and existing customers Become a Top - Deci le, Independent Financial Services Company KEY INITIATIVES 28

 • We delivered greater scale by expanding our presence in our lower-share, higher-growth markets • (---)Our Columbus region grew to $173 Million in loans reflecting a 10% expansion; • (---)Our three-year-old Findlay market expanded to over $48 million, or 70% growth; • (---)The Toledo region increased to $144 Million, or 12%; • (---)And finally, our Fort Wayne Region, expanded their loan book this past year to $51 Million, or a 7% improvement. • Great progress but immense potential for growth remains; • In fact, our share of the markets you see highlighted here is less than 1% of the over $72 billion in total market deposits available to us from the competition; • We fully intend, to claim our share. STRENGTHEN MARKET PENETRATION IN ALL MARKETS SERVED Toledo 12% Columbus 10 % Ft. Wayne 7% 29 Findlay 70%

 • Our Third Initiative was to: • Add more Scope to our operation with a broader product set in each household. Expand product service utilization by new and existing customers Increase profitability through ongoing diversification of revenue streams Sustain asset quality Deliver gains in operational excellence Strengthen penetration in all markets served Become a Top - Dec ile, Independent Financial Services Company KEY INITIATIVES 30

 • Our efforts to cross-sell and onboard our clients have worked. • This slide reflects the expansion in products and services to over 83,500 or 10% from 2013; • And, our number of households have also increased to over 28,500 or 12% from the same period. • Our goal continues to be providing 100% of what the clients need and nothing of what they do not. • In fact, if we could just add one more service in each of our existing households, we could grow the size of our bank by nearly 34%! EXPAND PRODUCT U TILIZATION BY NEW AND EXISTING CUSTOMERS 75,756 75,154 76,847 80,573 83,593 25,490 25,381 26,076 27,368 28,590 '- 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 '- 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2013 2014 2015 2016 2017 HOUSEHOLDS PRODUCTS & SERVICES PRODUCTS AND HOUSEHOLDS Products & Services Households Increase in total number of products from 201 3 to 201 7 -- 10 % Increase of households from 201 3 to 201 7 — 12% 31

 • Cross-selling and onboarding reveal opportunities to assist our clients and enable our staff to work interdependently. • This slide reflects the number of referrals in light blue; the number of closed transactions in dark blue. • The yellow line reveals the incremental dollars of improvement in our growth as a result of those referrals. • Last year, we solved over 1,000 client needs representing an additional $65 million in business for our company; • Participation of our staff and our passion for client care is evident as over 79% made a referral to another business line this past year. EXPAND PRODUCT U TILIZATION BY NEW AND EXISTING CUSTOMERS 2,733 1,920 2,182 2,416 1,805 1,124 909 1,099 1,140 1,006 $60.0 $48.8 $61.9 $103.5 $64.9 $0 $20 $40 $60 $80 $100 $120 0 700 1,400 2,100 2,800 3,500 2013 2014 2015 2016 2017 NEW BUSINESS (MIL) REFERRALS REFERRALS/NEW BUSINESS Gross Closed New Business 32 201 EMPLOYEE PARTICIPATION

 • Our Fourth Initiative was to: • Drive brand loyalty with customized service levels. Become a Top - Dec ile, Independent Financial Services Company KEY INITIATIVES 33 Deliver gains in operational excellence Increase profitability through ongoing diversification of revenue streams Sustain asset quality Expand product service utilization by new and existing customers Strengthen penetration in all markets served

 • Our individualized service levels resonated with our clients. • This slide, representing our residential real estate portfolio, reflects those service levels which have enabled us to grow this past year by another $100 million. • In fact, our balances of $995 million were just shy of our $1 Billion goal we revealed in 2010. However, I am pleased to report that as of the end of the first quarter of this year, we have eclipsed this threshold and we now stand at over $1 billion; this growth is a strong testament to our level of client care. • This portfolio not only provides an entryway to 7,100 of our households, but also generates reoccurring revenue along the way of over $2.5 million annually. EXPAND PRODUCT U TILIZATION BY NEW AND EXISTING CUSTOMERS 34 201 EMPLOYEE PARTICIPATION $606 $663 $773 $900 $995 $0 $200 $400 $600 $800 $1,000 $1,200 2013 2014 2015 2016 2017 MORTGAGES SERVCIED ($MIL) SOLD MORTGAGE PORTFOLIO

 • As client preferences and demographics evolve, face-to-face interactions with our clients have become more scarce as electronic transactions continue to become more prevalent. • “Electronic” transactions per year are represented by the gray line, that have increased 72% since 2009, and “In-Store” transactions, represented by the purple line, have declined 39% over the same period. • In order to interact with our clients in the manner they choose we must recognize and respect the value of all potential communication channels. To this end, we recently hired a Chief Technology Innovation Officer, Mr. Ernesto Gaytan, a 16 year executive of GE, to drive our technology strategies and ensure we remain relevant, intimate, and timely with all of our clients. • Acceleration of electronic transactions versus in - store transactions 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 2009 2010 2011 2012 2013 2014 2015 2016 2017 ELECTRONIC TRANSACTIONS PER YEAR (MIL) ELECTRONIC TRANSACTION /IN - STORE TRANSACTIONS Electronic Transactions In-Store Transactions 72 % INCREASE SINCE 2009 IN - STORE TRANSACTIONS PER YEAR (000’S) 35 DELIVER GAINS IN OPERATIONAL EXCELLENCE

 • And finally, a well-managed loan portfolio. Increase profitability through ongoing diversification of revenue streams Deliver gains in operational excellence Expand product service utilization by new and existing customers Strengthen penetration in all markets served Sustain asset quality Become a Top - Dec ile, Independent Financial Services Company KEY INITIATIVES 36

 • Even as we have grown our loan portfolio by over $219 million the last five years, our asset quality continues to improve. • Here, Non-Performing Assets to total assets have declined to just 44 basis points, which represents achievement at the 88th percentile of our peer group; • And, right in line with other high-performing institutions. SUSTAIN ASSET Q UALITY 1.14 0.92 1.15 0.65 0.44 2.26 1.91 1.41 1.26 1.00 1.40 1.26 1.07 0.76 0.68 0.00 0.70 1.40 2.10 2.80 2013 2014 2015 2016 2017 PERCENTAGE NON - PERFORMING ASSETS / TOTAL ASSETS SBFG Peer Group Median* Top Quartile* 2017 - 88th Percentile * Peer group consists of SNL 4Q2017 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 325 billion. 37

 • This slide represents net charge-offs. • This past year, we realized charge-offs of $196,000 or just 3 basis points. • To ensure this trend continues, we remain committed to a well-defined, portfolio review process meant to keep our eye on the horizon for the arrival of the next credit cycle. SUSTAIN ASSET Q UALITY * Peer group consists of SNL 4Q 201 7 data for 65 publicly traded bank holding companies in the U.S. on a major exchange with assets between $500 million and $1. 325 billion. 0.00% 0.11% 0.23% 0.34% 2013 2014 2015 2016 2017 NET CHARGE - OFFS/AVG. LOANS SBFG Peer Median* Top Quartile* 2017 - 69th Percentile 38

 So, in summary: • We’ve built our performance around these five key initiatives. • Emphasis on revenue growth and diversity; • Commitment of resources to growth markets; • Development of initiatives to broaden the product set in each household; • Structural changes to heighten operational excellence; • And finally, management of the metrics that define a quality loan portfolio. • We remain firmly committed to our initiatives and the vision they are designed to deliver. • Appropriate strategies are certainly important for the journey but nothing more important than the execution of each to reach our destination. Become a Top - Dec ile, Independent Financial Services Company KEY INITIATIVES 39 Increase profitability through ongoing diversification of revenue streams Strengthen penetration in all markets served Expand product service utilization by new and existing customers Deliver gains in operational excellence Sustain asset quality

 • The market has recognized our performance and has rewarded all of us with strong demand for our shares; • The result was a Total Shareholder Return of 311%, or a 51% compound annual growth rate, since 2012. • We are proud of our past performance and we have positioned our company quite well to continue to move closer to our Vision. • In closing, certainly the back drop of a stronger economy, better margins, and the prospect of greater scale should provide us a meaningful tailwind for the high-performance we seek in 2018 and beyond. STOCK PERFORMANCE 40 Other Retail Ownership, 60% Institutional Ownership, 28% 0% 50% 100% 150% 200% 250% 300% 350% 2012 2013 2014 2015 2016 2017 TOTAL RETURN PERFORMANCE SB Financial Group, Inc. NASDAQ Composite SNL U.S. Bank NASDAQ 311% TSR 51% CAGR

 • We are pleased that you could join us today for our annual meeting including an update on our progress toward our Vision of growth and high-performance. • At this time, with no other business to be conducted, I declare the 2018 Annual Meeting of SB Financial adjourned. • Thank you, and Good-bye. Mark A. Klein\

– Chairman, President and CEO